------------------------------------------------------------------------------------------------------------------------------------
I.  Deal Parameters
------------------------------------------------------------------------------------------------------------------------------------

       -----------------------------------------------------------------------------------------------------------------------------
A           Student Loan Portfolio Characteristics      9/30/97          Activity            7/1/97
       --------------------------------------------------------------------------------------------------
           .
       I    Portfolio Principal Balance           $372,911,047.08   ($13,730,035.04)   $386,641,082.12
       II   Interest to be Capitalized              $3,811,375.54                        $3,355,624.14
                                                  -------------------------------------------------------
       III  Total Pool                            $376,722,422.62                      $389,996,706.26
       IV   Reserve Account Balance                 $1,754,985.00                        $1,754,985.00
                                                  -------------------------------------------------------
       V    Total Adjusted Pool                   $378,477,407.62                      $391,751,691.26
                                                  -------------------------------------------------------

B      I    Weighted Average Coupon (WAC)                    8.26%                                8.25%
       II   Weighted Average Remaining Term                106.81                               107.74
       III  Number of Loans                               237,183                              241,185
       IV   Number of Borrowers                            52,586                               53,592
       --------------------------------------------------------------------------------------------------


       -----------------------------------------------------------------------------------------------------------------------------
C           Notes and Certificates                         Spread    Balance 7/1/97           % of Pool  Balance 10/27/97  % of Pool
       -----------------------------------------------------------------------------------------------------------------------------
       I    A-1 Notes                                        0.58%  $263,637,773.00              65.00%  $249,520,250.51     63.74%
       II   A-2 Notes                                        0.64%  $127,762,921.00              31.50%  $127,762,921.00     32.64%
       III  Certificates                                     0.82%   $14,195,880.00               3.50%   $14,195,880.00      3.63%

       -----------------------------------------------------------------------------------------------------------------------------
       IV   Total Notes and Certificates                            $405,596,574.00             100.00%  $391,479,051.51    100.00%
       -----------------------------------------------------------------------------------------------------------------------------


       -----------------------------------------------------------------------------------------------------------------------------
D           Reserve Account                                             7/1/97                           Balance 10/27/97
       -----------------------------------------------------------------------------------------------------------------------------
       I    Required Reserve Acct Deposit (%)                                  0.45%                                0.45%
       II   Specified Reserve Acct Balance ($)                        $1,754,985.00                        $1,754,985.00
       III  Current Reserve Acct Balance ($)                          $1,754,985.00
       -----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
II.  1997-1 Transaction from 7/1/97 through 9/30/97
----------------------------------------------------------------------------------------------------

      Activity
A            Student Loan Principal Activity
      I      Regular Principal Collections                                         $14,899,826.37
      II     Principal Collections from Guarantor                                     $147,581.93
      III    Principal Reimbursements                                                ($487,184.76)
      IV     Other System Adjustments                                                       $0.00
      V      Net Principal Activity                                                $14,560,223.54


B            Student Loan Non-Cash Principal Activity
      I      Other Adjustments                                                        ($56,625.44)
      II     Capitalized Interest                                                    ($773,563.06)
      III    Net Non-Cash Principal Activity                                         ($830,188.50)


             ------------------------------------------------------------------------------------
C            Total Student Loan Principal Activity                                 $13,730,035.04
             ------------------------------------------------------------------------------------


D            Student Loan Interest Activity
      I      Regular Interest Collections                                           $5,205,234.91
      II     Interest Claims Received from Guarantors                                   $4,554.26
      III    Interest Reimbursements                                                  ($69,936.74)
      IV     Other System Adjustments                                                       $0.00
      V      Special Allowance Payments                                               $189,352.01
      VI     Subsidy Payments                                                       $1,220,496.30
      VII    Net Interest Activity                                                  $6,549,700.74


E            Student Loan Non-Cash Interest Activity
      I      Interest Accrual Adjustment                                                    $0.00
      II     Capitalized Interest                                                     $773,563.06
      III    Other Adjustments                                                         $74,582.26
      IV     Net Non-Cash Interest Activity                                           $848,145.32


             ------------------------------------------------------------------------------------
F            Total Student Loan Interest Activity                                   $7,397,846.06
             ------------------------------------------------------------------------------------
             ------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
III.  1997-1 Collection Account Activity  07/1/97 through 09/30/97
----------------------------------------------------------------------------------------------------------------------
A          Principal Collections
       I   Principal Payments Received -- Cash                                                          $14,560,223.54
       II  Cash Forwarded by Administrator on behalf of Seller                                                   $0.00
       III Cash Forwarded by Administrator on behalf of Servicer                                                 $0.00

       IV  Total Principal Collections                                                                  $14,560,223.54

B          Interest Collections
       I   Special Allowance and ISP                                                                     $1,409,848.31
       II  Interest Payments Received -- Cash                                                            $5,139,852.43
       III Cash Forwarded by Administrator on behalf of Seller                                                   $0.00
       IV  Cash Forwarded by Administrator on behalf of Servicer                                          ($793,093.58)

       V   Total Interest Collections                                                                    $5,756,607.16


C          Other Reimbursements                                                                                  $0.00


D          Administrator Account Investment Income                                                          $16,789.01


E          Total Funds Received                                                                         $20,333,619.71
           (Less: Servicing Fees previously Remitted AND
           Less: Administrator Investment Income)
           -----------------------------------------------------------------------------------------------------------
           Total Funds Transferred to Collection Account                                                $20,316,830.70
           -----------------------------------------------------------------------------------------------------------


G          Servicing Fees Due for Current Month                                                            $392,419.19

H          Servicing Fees from 2nd month in qtr                                                            $395,252.33
           Servicing Fee from 1st month in qtr                                                             $397,841.25


I          Administration Fees Due                                                                          $37,672.24


           -----------------------------------------------------------------------------------------------------------
J          Total Fees Due for Period                                                                     $1,223,185.01
           -----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
IV.  1997-1  Portfolio Characteristics
------------------------------------------------------------------------------------------------------------------------------------

                        ------------------------------------------------------------------------------------------------------------
                         Weighted Avg. Coupon   # of Loans                %                 Principal Amount             %
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Status                      NA      9/30/97    NA      9/30/97       NA       9/30/97     NA        9/30/97          NA     9/30/97
------------------------------------------------------------------------------------------------------------------------------------
Interim
In School
Current                             7.9312%              5,784                 2.44%               $9,317,211.72               2.50%

Grace
Current                             7.8919%             21,015                 8.86%              $38,003,253.04              10.19%

------------------------------------------------------------------------------------------------------------------------------------
Total Interim                       7.8998%             26,799                11.30%              $47,320,464.76              12.69%
------------------------------------------------------------------------------------------------------------------------------------

Repayment
Active
Current                             8.3333%            151,736                63.97%             $223,141,513.20              59.84%
31-60 Days Delinquent               8.3313%             11,049                 4.66%              $17,220,156.70               4.62%
61-90 Days Delinquent               8.2916%              7,005                 2.95%              $12,061,536.27               3.23%
91-120 Days Delinquent              8.2964%              3,875                 1.63%               $6,088,803.13               1.63%
> 120 Days Delinquent               8.2804%              4,875                 2.06%               $7,293,560.67               1.96%


Deferment                           8.2117%             17,572                 7.41%              $33,405,541.65               8.96%


Forbearance                         8.3609%             11,879                 5.01%              $26,118,676.67               7.00%

------------------------------------------------------------------------------------------------------------------------------------
Total Repayment                     8.3195%            207,991                87.69%             $325,329,788.29              87.24%
------------------------------------------------------------------------------------------------------------------------------------
Overpaids                           8.3610%              2,234                 0.94%                 ($49,848.64)             -0.01%
Claims in Process (1)               8.3343%                158                 0.07%                 $306,789.92               0.08%
Aged Claims Rejected (2)            8.9800%                  1                 0.00%                   $3,852.75               0.00%

------------------------------------------------------------------------------------------------------------------------------------
Grand Total                         8.2663%            237,183               100.00%              372,911,047.08             100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) Claims filed and unpaid.
(2) Claims rejected (subject to cure).

------------------------------------------------------------------------------------------------------------------------------------
V.  Interest Calculation
------------------------------------------------------------------------------------------------------------------------------------

A            Borrower Interest Accrued During Collection Period            $6,729,323.38
B            Interest Subsidy Payments Accrued                             $1,253,706.86
C            SAP Payments Accrued for Collection Period                      $177,166.96
D            Investment Earnings (Trust Accts)                                     $0.00
E            Net Expected Interest Collections                             $8,160,197.20


F            Student Loan Rate
       I     Days in Collection Period                                             92
       II    Days in Year                                                         365
       III   Net Expected Interest Collections                             $8,160,197.20
       IV    Primary Servicing Fee                                           $392,419.19
       V     Administration Fee                                               $37,672.24
       VI    Total Pool Balance at Beginning of Collection Period        $389,996,706.26
       VII   Student Loan Rate                                                      7.06%


                                                                              Accrued
                                                                             Int Factor         Accrual Period      Accrued Interest
G            Accrued Interest
H            Class A-1 Interest Rate                                         0.014156712      7/29/97 - 10/26/97     $3,732,244.11

I            Class A-2 Interest Rate                                         0.014304658      7/29/97 - 10/26/97     $1,827,604.83

J            Certificate Rate of Return                                      0.014748493      7/29/97 - 10/26/97       $209,367.84

------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
VI.     Waterfall for Distributions
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Remaining
                                                                                                                  Funds Balance
A            Total Available Funds (Sections III-E + V-D)                            $20,316,830.70                $20,316,830.70

B            Servicing Fees                                                             $392,419.19                $19,924,411.51

C            Administration Fee                                                          $37,672.24                $19,886,739.27

D            Noteholder's Interest Distribution Amount
             I       Class A-1                                                        $3,732,244.11                $16,154,495.16
             II      Class A-2                                                        $1,827,604.83                $14,326,890.33
             III     Total Noteholder's Interest Distribution                         $5,559,848.94

E            Certificateholder's Interest Distribution Amount                           $209,367.84                $14,117,522.49

F            Noteholder's Principal Distribution Amount
             I       Class A-1                                                       $14,117,522.49                         $0.00
             II      Class A-2                                                                $0.00                         $0.00
             III     Total Noteholder's Principal Distribution                       $14,117,522.49

G            Certificateholder's Principal Distribution Amount                                $0.00                         $0.00

H            Increase to the Specified Reserve Account Balance                                $0.00                         $0.00

I            Noteholder's Interest Index Carryover
             I       Class A-1                                                                $0.00                         $0.00
             II      Class A-2                                                                $0.00                         $0.00
             III     Total Noteholder's Interest Index Carryover                              $0.00

J            Certificateholder's Interest Index Carryover                                     $0.00                         $0.00

K            Excess to Reserve Account                                                        $0.00

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
VII.  Distributions
-----------------------------------------------------------------------------------------------------------------------------------

             ----------------------------------------------------------------------------------------------------------------------
A            Distribution Amounts                                                  Class A-1         Class A-2        Certificates
             ----------------------------------------------------------------------------------------------------------------------
             I      Quarterly Interest Due                                       $3,732,244.11       $1,827,604.83    $209,367.84
             II     Quarterly Interest Paid                                      $3,732,244.11       $1,827,604.83    $209,367.84
             III    Interest Shortfall                                                   $0.00               $0.00          $0.00

             IV     Interest Carryover Due                                               $0.00               $0.00          $0.00
             V      Interest Carryover Paid                                              $0.00               $0.00          $0.00
             VI     Interest Carryover                                                   $0.00               $0.00          $0.00

             VII    Quarterly Principal Due                                     $14,117,522.49               $0.00          $0.00
             VIII   Quarterly Principal Paid                                    $14,117,522.49               $0.00          $0.00
             IX     Quarterly Principal Shortfall                                        $0.00               $0.00          $0.00

             ----------------------------------------------------------------------------------------------------------------------
             X      Total Distribution Amount                                   $17,849,766.60       $1,827,604.83    $209,367.84
             ----------------------------------------------------------------------------------------------------------------------


B            Principal Distribution Reconciliation
             I      Notes and Certificates Principal Balance                   $405,596,574.00
             II     Adjusted Pool Balance                                      $378,477,407.62
             III    Pool Exceeding Notes and Certificate Balance (I-II)         $27,119,166.38
             IV     Principal Distribution Amount                               $14,117,522.49

C            Total Principal Distribution                                       $14,117,522.49
D            Total Interest Distribution                                         $5,769,216.78
E            Total Cash Distributions -- Note and Certificates                  $19,886,739.27


             ----------------------------------------------------------------------------------------------------
F            Notes & Certificate Balances                                          7/29/97             10/27/97
             -----------------------------------------------------------------------------------------------------
             I      A-1 Note Balance                                           $263,637,773.00     $249,520,250.51
                    A-1 Note Pool Factor                                             1.0000000           0.9464511

             II     A-2 Note Balance                                           $127,762,921.00     $127,762,921.00
                    A-2 Note Pool Factor                                             1.0000000           1.0000000

             III    Certificate Balance                                         $14,195,880.00      $14,195,880.00
                    Certificate Pool Factor                                          1.0000000           1.0000000
             ---------------------------------------------------------------------------------------------------


G            Reserve Account Reconciliation
             I      Beginning of Period Balance                                  $1,754,985.00
             II     Deposits to Correct Shortfall                                        $0.00
             III    Total Reserve Account Balance Available                      $1,754,985.00
             IV     Required Reserve Account Balance                             $1,754,985.00

             V      Shortfall Carried to Next Period                                     $0.00
             VI     Excess Reserve -- Release to FUCM                                    $0.00
             VII    Ending Reserve Account Balance                               $1,754,985.00

-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VIII.  Payment History and CPRs
--------------------------------------------------------------------------------

                Distribution             Actual             Since Issued
                    Date             Pool Balances              CPR*


                  Jun-97             $389,996,706
                  Sep-97             $376,722,423               7.07%



* "Since Issued CPR" is based on the current period's ending pool balance calculated against the original pool balance and assuming cutoff date pool data.
--------------------------------------------------------------------------------